CORRELATE

OTCQB: CIPI

Corporate Presentation

January 2023

Disclaimer

Neither Correlate Infrastructure Partners, Inc. (the "Company") nor any of its affiliates makes any representations or warranties, express or implied, as to the accuracy or completeness of the information contained herein, and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future.

Forward-Looking Statements

Certain information set forth in this presentation contains "forward-looking information", under applicable securities laws ("forward-looking statements"). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, (i) the projected financial performance of Correlate Infrastructure Partners Inc. (the "Company"); (ii) the completion of the acquisitions disclosed herein; (iii) the expected development of the Company's business, projects, and joint ventures; (iv) the execution of the Company's vision and growth strategy, including with respect to future M&A activity; (v) the sources and availability of third-party financing for the Company's projects, including the acquisitions disclosed herein; (vi) the completion of the Company's projects that are currently underway, in development or otherwise under consideration; and (viii) the future liquidity, working capital, and capital requirements of the Company.
These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Any forward-looking statement made by the Company in this presentation and other publicly available documents, including the documents incorporated herein and therein by reference is based only on information currently available to the Company and its management and speaks only as of the date on which it is made. Except as required by applicable securities laws, the Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALL INFORMATION INCLUDED HEREIN ASSUMES THE COMPLETION OF ALL ACQUISITIONS DESCRIBED IN THIS PRESENTATION.

CORRELATE

About Correlate Infrastructure Partners

Ticker	OTCQB: CIPI
Shares Outstanding	37,695,479
Current Float	4,811,895
Options/ Warrants issued	4,908,509
Total Fully Diluted Shares Outstanding	42,603,988
% owned (Directors/ Officers)	29.97%
% owned (Non-Director / Insiders)	29.10%

Metrics

10
Employees

$503M
Project Pipeline

$177M
Projects in Backlog

$43M
In Construction

- *Project Pipeline: Total probability weighted pipeline of opportunities*
- *Backlog: exclusive engagement by customers or project has been awarded to Correlate*
- *In Construction: Contracted projects where development work or construction has begun*

Key Initiatives: 2023

1 Execute organic revenue backlog

- Complete $35M+ projects in FY23
- Finalize development of $100M+ in US Microgrids for 2024 operation

2 Complete key M&A

- C&I[1]: Aegis Renewable Energy (In-house EPC[2])
- C&I: Project Lever Up (Tech IP)
- RESI: Project Lonestar (Large residential TX)

3 Uplist to Nasdaq in 2023 - 24

- Application filed in May '22 with examiner assigned
- Post qualifying M&A, meet NASDAQ listing requirements

1) Commercial and Industrial scale
2) Engineering, Procurement, and Construction capabilities

Our solutions include **solar**, **storage**, **efficiency**, and **EV infrastructure** for commercial, industrial, and community scale applications.

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Investment Opportunity

- **Diversified, ESG focused opportunities** providing project investors and capital providers access to long term, recurring cashflows from investment grade projects developed by the Company.
- **Long track record in the sector** with **over 15 years** of renewable energy development and financing experience at startups and leading public companies. Team has developed and financed over **1GW ($1B+)** in renewable energy.
- **Massive Stable TAM**: Market size, market growth and 10-year tailwind with **passage of historic Inflation Reduction Act of 2022**.
- **Key target acquisitions under LOI** are transformative to the Company and will be significantly debt funded with sizing off targets' cash flow/EBITDA and a portion to be seller financed via earnout structure. Creates alignment with sellers and accretive acquisitions for CIPI while bringing on key talent and industry-leading execution capabilities.
- Company has filed application for **NASDAQ uplist** with an examiner assigned but needs to satisfy requirements which include consummation of key acquisitions.
- **Early sponsorship** from institutional sources of project capital. Finalizing documentation for ~$22M of **non-dilutive project capital** from leading renewable energy fund for several large projects in the northeast.
- Backlog and pipeline **(~$503M in weighted value)** now converting into organic revenues accelerating growth.
- Organic and/or M&A pathway to **EBITDA positive in 2023** after company launch in Jan 2022.

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Who we are

Correlate Infrastructure Partners, Inc. is a **tech-enabled, vertically integrated sales, development, and fulfillment platform for distributed energy solutions** focused on clean energy and energy resilience in North America.

Our solutions


Utility grid
Microgrid
Commercial and industrial
Residential
Generator
Renewables
Storage
Electric vehicles



What we do

01 **Turnkey Project Execution:** Originate, develop, finance, construct, and manage clean resilient energy at Community scale (Home, Work, Commerce/Public)

02 **Project Capital:** Leverage flexible and efficient access to **non-dilutive 3rd party** capital for project financing. We are experts in project finance, selectively owning and operating or selling projects for maximum profits.

03 **Automation for Scale:** Develop software that both automate our business processes and optimize facilities for lower CAC and long-term margins.

04 **Maintain Long Term Cashflows:** Drive recurring revenues via power sales agreements (ESA, PPA) and ongoing services such as O&M and asset management services.

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Clean Electrification is growing at **10x** and only accelerating.

Distributed energy solutions are cleaner, cheaper and more resilient than today's fragile costly grid.

Source: BloombergNEF, EIA

Source: Represents the sum between 2022 and 2050 of commercial and industrial generation multiplied by the respective sectors' projected $/kW electricity rate.

#1 Resource

Solar and Storage will grow from 8% to **40%+** of US energy capacity by 2050.

Gas Stations?

Electric Vehicles drive the need for **23-40% more power** at the home and work (Distributed).

Customer wins

Residential and Commercial clients are adopting clean tech to rapidly **reduce their costs** and secure **more reliable, lower carbon** energy.

Trillions...

US Commercial clients alone will spend **$6 Trillion** on electricity through 2050 while **being mandated to decarbonize by 20%+**.



AUGUST 16, 2022: Biden signed "**Inflation Reduction Act (IRA)**" **$360B IN FUNDING** FOR OUR CLEAN SOLUTIONS

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CIPI Executive Management and Board



Todd Michaels
President and CEO

- 20+ years in energy and telecom startups and F500 leadership roles
- Founded Correlate and SunEdison's Global Product Innovation Group
- Led NRG Solar's distributed energy practice after sell of Solar Power Partners



Channing Chen
CFO

- 16+ years in the solar industry as financier and business unit executive
- Former executive at SunEdison, NRG, and Solar Power Partners (acq. by NRG)
- Raised $1.5B+ across residential, commercial, utility scale solar and storage



Matthew Flemming
Non-Executive Board Chair

- 25 years in M&A, corporate finance, public company mgt and board leadership
- Chairman of SMG Industries since 2017, national transportation services
- Former CEO of HII Technologies, WorldbyNet, Inc, Faro Pharmaceuticals



Bob Powell
Director (Independent)

- 30+ years in energy, corporate finance, public company mgt and boards
- CEO of Brightmark, global waste solutions company
- Former CFO Pacific Gas & Electric, SunEdison, NRG Renew, SPP, PWC



Cory Hunt
Director (Independent)

- 12 years investing in and advising private and public companies
- Co-Founder and President P&C Ventures, boutique investment firm
- Focused on Energy, Mining, Fintech, Agritech



Jason Loyet
Director, CIPI Platform Services

- 20+ years in solar and cleantech software startups
- US Department of Energy SunShot Catalyst Award Winner
- Founded and sold two software companies in streaming media

Business Model

	Distributed Energy BU	Microgrid BU
Pipeline	$172M	$331M
Solutions	Energy Efficiency, Behind-the-meter solar (rooftop, ground mount, carport), energy storage, EV infra, Community Solar	Large, Standalone, non-grid connected CHP, Power Generation, Solar microgrids
Customers	Commercial, industrial, REIT, residential	Municipalities, private landowners, foundations, real estate developers
Contractual Structure	Long Term Power Purchase Agreement (PPA) or Energy Services Agreement (ESA) for energy efficiency	Energy Services Agreement (ESA)
Development Cycle	6-12 months	12-24 months to commercial operation
Business Model	Correlate **originates, develops, then sells** to project investors and buyers	Correlate **originates, develops, owns and operates** as long-term asset owner.
Project Economics	Correlate receives a Cash Developer Margin of 15-55%	Correlate receives Recurring Contracted Cash Flows over 20-25 years

Financial Forecast* assuming Organic and Acquisition Growth

- **Revenue** will be from both organic origination and M&A activity.
- **Gross margin** for 2023 estimated to be >40%.
- **EBITDA** projected to increase over ~17% the next few years.

In '000s



	2023	2024	2025	2026	2027
REVENUE - ORGANIC	$37,000	$62,900	$103,785	$171,245	$273,992
REVENUE - ACQUISITIONS	$138,500	$179,425	$215,310	$258,372	$310,046
TOTAL REVENUE	$175,500	$242,325	$319,095	$429,617	$584,038
GROSS PROFIT	$74,795	$104,790	$136,204	$180,662	$243,184
EBITDA	$19,770	$30,109	$47,634	$73,149	$104,011

Any financial information included in this presentation can be preliminary, unaudited, subject to revision and subject to sufficient capital being secured. No representation or warranty, express or implied, is provided in relation to the fairness, accuracy, correctness, completeness or reliability of the information expressed herein.

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Correlate is building a world-class **distributed energy platform** that brings together leading **regional fulfilment** with **best-in-class tech** for origination, installation, customer care, and recurring services **for Communities** from Home, Work, to Commerce.

The platforms **core technology** drives our entire process for economies of scale thereby lowering the cost of deploying clean solutions and offering an **attractive economic value proposition to customers, project investors, and shareholders alike.**

Leading Distributed Energy Platform for Community Scale

CORE CAPABILITY

National Center of Excellence	aegis RENEWABLE ENERGY
Regional Origination and Fulfillment	Project Lonestar
Automation Scale Technologies	SOLAR SiteDesign
Solution Technologies	Active discussions underway with potential targets

Acquisition Metrics of Pending Deals

1) Transaction consideration structured as combination of cash and stock

2) Discussions with debt providers / credit funds to finance the acquisitions optimally with minimal dilution and sizing based on trailing 12 months' EBITDA

The initial acquisitions in our roll-up strategy with executed Letters of Intent (LOIs) include the following:

Target	TARGET CLOSING	2023 Projected Revenue	2023 Projected EBITDA	Status
Aegis Renewable Energy	January 2023	$12.5M	$0.9M	Definitive Documents Negotiated, Execute at Closing
Project Lonestar	May 2023	$126M	$16.4M	Executed LOI

- Solid, Profitable Operating History
- True Regional Leaders
- Customer Reputation
- Platform Solution Fit
- Sustained 30% Growth Potential
- Long term commitment via earnout

Any financial information included in this presentation can be preliminary, unaudited, and subject to revision.
No representation or warranty, express or implied, is provided in relation to the fairness, accuracy, correctness, completeness or reliability of the information expressed herein.

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CIPI is the way to invest in a uniquely profitable, diversified, high growth leader with scale

A **category-defining, energy transition investment opportunity** founded by a decade proven management team.

Why Now?

Fossil to Electric: $11T+
Wealth Creation Opportunity

Why CIPI?

Proven Platform
High Growth, Scaled Platform

Smart Diversity
Top Markets, Segments, Demand Curves

Vertical Delivery
Ensures Costs, Experience, and Control

Lower CAC
Lower costs through repeat sales and share of wallet

1. Geography Mix
Mitigated against local regulatory change and natural disasters

2. Revenue Mix
Fast, consistent residential provides linearity coupled with efficient commercial for optimum scale and execution

3. Solution Mix
Broader solutions mix to serve a variety of needs and mandates

Industry leading gross margins, satisfaction ratings, and customer loyalty

Long term service relationships and monitoring insights drive efficient new sales

Source(s): Our World in Data

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Acquisition and Growth Note Financing Summary

Issuer	Correlate Infrastructure Partners, Inc. (the “Company”)
Purchaser	Accredited Investors only
Amount	Up to $5,000,000
Type	Promissory Note Financing
Cash Interest Rate	14% per annum paid quarterly in cash, or at the option of purchaser, in shares of the Company's common stock at its market price.
Security Interest	UCC-1 to be filed by the Company to which the Notes will have a security interest in all assets pursuant to a security agreement, subject to prior liens and security interests.
Maturity	18 months after issuance
Issuance of Warrants	For every $1.00 in principal amount of Notes, the Company will issue two (2) warrants to purchase shares of the Company's common stock. The warrants shall vest and be exercisable immediately upon their issuance with an expiration date of 24 months after the issuance date. The warrants are exercisable at an exercise price of $0.85 per share.
Use of Proceeds	Working capital, Aegis acquisition, and project development.


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Building off a deep legacy of success

Our team's collective experience runs deep and our executives have been involved in developing, financing, and building energy projects for some of the most reputable brands and organizations around.

THANK YOU!

For more information about this presentation please contact:

Todd Michaels
(720) 712-7334
todd@correlateinc.com

Channing Chen
(720) 712-7376
channing.chen@correlateinc.com

www.correlateinfra.com

APPENDIX SLIDES

National to Local Development Model (Center of Excellence)



12 years in business

Renewable energy integration and installation company

Customer Focus:
Commercial and Community-scale solar energy systems

Core Capabilities:
Energy project development: feasibility, site analysis, engineering, procurement and installation management, O&M.

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M&A #2: Project Lonestar



9 years in business

Top 3 TX and AZ rooftop solar contractor.

Customer Focus:
Residential

Core Capabilities:
Feasibility, site analysis, engineering, procurement, installation management and O&M for solar PV systems, batteries and EV charging.

CIPI Consolidation Playbook – Predictable, Profitable Scale

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1. **Residential, Commercial solar providers are rapidly growing but highly fragmented (6500+ in US)**

CIPI's profitable regional market leaders, armed with a sophisticated national strategy, shared services that lower costs, with margin enhancing products (like project finance) make us a nimble, category defining platform.

2. **CIPI's roll up strategy makes sense for us, decade proven businesses, and under-valued tech startups**

We provide liquidity, equity upside, automation, shared services, working capital, and a scalable path to market

We believe companies with CIPI's scale are rewarded with a valuation premium. Finding the right platform is key for business owners to scale, stay competitive, while monetizing a real upside.

Number of companies by Size
(Annual Revenue)

>$1B	0.02%
$500M – less than $1B	0.03%
$50M – less than $500M	0.034
$10M – less than $50M	2.15%
$5M – less than $10M	2.57%
$1M – less than $5M	10.53%
<$1M	84.35%

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CIPI's Future:
Post-Acquisitions

- Scale and execution capability in **10 Top Markets** with big TAM
- Diversified into Residential segment for **revenue linearity**
- Add 2-3 new process **technology layers reducing opex**
- **Significant EBITDA** for YE23, estimated at $19.8M
- Big opportunity to find efficiencies in 2023 with shared services

Best in Class Value Proposition

End to End
ESG/Carbon Solution

Third Party Financing
for Customers

Deep Energy Markets
Expertise

Industry Leading
Install Times

Single Partner
National Coverage

In-House Enterprise
Grade, Technology

Our solutions include **solar**, **storage**, **efficiency**, and **EV infrastructure** for residential, commercial, industrial, and community scale applications.

Unique Strategy in Proven Markets

CIPI's *Community Scale Strategy*
Meet the **"Make, Move, Use"** opportunity between Home, Work, Commerce



Today's Power Value Chain
"Make"
"Move"
"Use"
Generate
Distribute
Consume

1 Generate Cleaner, More Efficient, Resilient Electricity from Sun and Cogeneration	2 Firm and Move Electrons Between Grid and Customers	3 Fully Electrify Mobility and Buildings	4 Make Electricity Demand Efficient and Digital

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CIPI Community Scale Decarbonization Equals Cashflow and Security for Customers

Efficiency & Infrastructure Upgrades

- Energy efficiency & core upgrades
- Address aging infrastructure & deferred maintenance
- Critical first step in reducing carbon footprint

Smart Infrastructure

- Dynamic, actionable smart building solutions
- Smart communities (cities, campuses, bases)
- Enhancing owner, operator, occupant experience

Resiliency & Energy Security

- Onsite solar and storage
- Firm Renewables + Renewable Inputs (RNG, Hydrogen)
- Address extreme weather and grid outages

Decarbonization to Net Zero

- First, Efficiency to reduce energy load
- Then, Renewables provide low-carbon energy mix
- Optimize plans and Measure against Net Zero goals

Cost Savings & Financial Flexibility

- Budget-neutral Funding, Creates positive Cashflow/NOI
- Saving energy, saving costs, saving carbon
- Innovative financing models (EaaS, PPA, D/B, etc.)

All within a Long-Term, National Energy Partner

- One-stop-shop energy service partner
- Robust O&M capabilities
- Diverse project portfolio and track record

CORRELATE | # Advisory Board



Soner Kanlier

Founder & CEO,
NEDD Group

- 20+ year career as a business developer/market strategist/management consultant/entrepreneur, most recently in his business advisory capacity at Macquarie Bank and as the founder and CEO of The NEDD Group.
- His unique insights, observations, and knowledge about business strategies in multiple industries place him at the forefront of rethinking how to transform a confluence of developments into actionable and favorable investment and financial strategies.



James Dice

Founder,
Nexus Labs

- Founder of Nexus Labs, an international community of engineers, energy managers, technology vendors, building operators, and real estate professionals working together to define and bring to life "smart buildings."
- Former licensed engineer working in energy analytics and optimization, fault detection and diagnostics (FDD), and predictive operations and maintenance.



Jorge Lopez

Managing Partner,
JAK Advisors LLC

- Former President and CEO of ConEdison Solutions
- 20+ years in integrated solutions
- Advisor to PE Funds and companies involved in the energy transitions and legacy markets



Mandi Wedin

Founder,
Feroce Real Estate Advisors

- Former leader at a publicly traded REIT and private equity real estate investment firms, with 20 years experience running multi-billion-dollar real estate portfolios, leading change and creating value.
- Founder and CEO of Feroce Real Estate Advisors, which works with clients to chart the path forward through the shifting landscape of commercial real estate, technology, and consumer demographics, focusing on ESG+R, proptech, capital markets, sustainability, DEI, and the future of work.



David Woessner

Co-founder & Partner,
FutureOf

- An expert in topics of globalization, localization and emerging technologies and has written articles and whitepapers on mobility, connectivity and automotive technology hubs.
- 15+ years of executive leadership, strategy, business development, sales and relationship management experience. He has worked with Fortune 500 companies, startups, private equity, venture capitalist, academic and government entities.